UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 6, 2012 (January 31, 2012)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the entry into material definitive agreements is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

On February 3, 2012, NeurogesX, Inc. (the “Company”) completed a private placement of its common stock under a Securities Purchase Agreement (the “Agreement”), dated as of January 31, 2012, by and among the Company and the Purchasers (as defined therein), pursuant to which the Company issued shares of common stock for an aggregate purchase price of $2,999,381.85, at a per share price of $1.01. The price of each share of common stock is based on the January 31, 2012 consolidated closing bid price of the Company’s common stock on the NASDAQ Global Market of $1.01 per share. The total number of shares of common stock issued in connection with the transaction is 2,969,685. Bradford Goodwin, a member of the Board of Directors of the Company, was one of the Purchasers in the transaction.

The securities issued in the offering were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and by Regulation D promulgated thereunder. Pursuant to the Registration Rights Agreement entered into in connection with the Agreement, the Company agreed to file a registration statement covering the resale of the common stock no later than 60 calendar days from the closing date, and to seek to have such registration statement declared effective within a 120, 150 or 180 calendar day period from closing, with such period determined depending on certain conditions, or if the Company is notified by the Securities and Exchange Commission that the registration statement will not be reviewed or is no longer subject to further comment, the fifth trading day from the date that the Company is so notified by the Securities and Exchange Commission.

The foregoing is not a complete summary of the terms of the offering, Agreement, or Registration Rights Agreement described in this Item 3.02, and reference is made to the complete text of the form of Agreement and the form of Registration Rights Agreement attached hereto as Exhibits 10.1 and 4.1, respectively, which are incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Form of Registration Rights Agreement, dated as of January 31, 2012.

10.1	Form of Securities Purchase Agreement, dated as of January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: February 6, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Registration Rights Agreement, dated as of January 31, 2012.

10.1	Form of Securities Purchase Agreement, dated as of January 31, 2012.

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